UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 14, 2006

Date of Report (Date of earliest event reported)

Macrovision Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22023	77-0156161
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2830 De La Cruz Boulevard

Santa Clara, California 95050

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the resignation of Steven Weinstein disclosed in Item 5.02 of this Form 8-K, Macrovision entered into a letter agreement with Mr. Weinstein dated June 14, 2006, a copy of which is filed herewith as Exhibit 10.01.

Item 5.02. Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers.

Effective June 16, 2006, Steven Weinstein resigned from his position as Executive Vice President and Chief Strategy Officer of Macrovision Corporation. Mr. Weinstein’s decision to leave his position was not due to any disagreement between Mr. Weinstein and Macrovision on any matter relating to the Company’s operations, policies or practices.

ITEM 9.01 Financial Statements and Exhibits

The following exhibit is furnished with this report on Form 8-K:

Exhibit Number	Description
10.01	Agreement with Steven Weinstein dated June 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macrovision Corporation
(Registrant)

Date: June 16, 2006	By:	/s/ James Budge
James Budge
Chief Financial Officer